SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of May 18, 2006

Series	Class

Non-Money Market Funds

JPMorgan Asia Equity Fund	A, Select, Institutional

JPMorgan Bond Fund	A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund	A, B, C, Select Institutional

JPMorgan Capital Growth Fund	A, B, C, Select

JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra

JPMorgan Diversified Fund	A, B, C, Select, Institutional

JPMorgan Dynamic Small Cap Fund	A, B, C, Select

JPMorgan Emerging Markets Debt Fund	Select, A, C, R

JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional

JPMorgan Enhanced Income Fund	A, Select, Institutional

JPMorgan Global Healthcare Fund (to be deleted upon liquidation)	A, B, C, Select

JPMorgan Strategic Income Fund (name change from JPMorgan Global Strategic Income Fund effective 6/16/06)	A, B, C, Select, Institutional, M

JPMorgan Growth and Income Fund	A, B, C, Select

Highbridge Statistical Market Neutral Fund	A, C, Select, Institutional

JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan International Equity Fund	A, B, C, Select, Institutional, R

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of May 18, 2006

JPMorgan International Growth Fund	A, B

JPMorgan International Opportunities Fund	A, B, Select, Institutional

JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional

JPMorgan International Value Fund	A, B, C, Select, Institutional

JPMorgan Intrepid America Fund	A, C, Select, R

JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select

JPMorgan Intrepid European Fund	A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund	A, C, Select, R

JPMorgan Intrepid Long/Short Fund	A, C, Select

JPMorgan Intrepid Value Fund	A, C, Select, R

JPMorgan Japan Fund	A, B, C, Select

JPMorgan Market Neutral Fund	A, B, Institutional

JPMorgan Micro Cap Fund	A, C, Select, Institutional

JPMorgan Mid Cap Equity Fund	A, Select

JPMorgan New York Tax Free Bond Fund	A, B, C, Select Institutional

JPMorgan Real Return Fund	A, C, Select Institutional

JPMorgan Short Term Bond Fund	A, Select, Institutional

JPMorgan Small Cap Core Fund	Select

JPMorgan Small Cap Equity Fund	A, B, C, Select, R

JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of May 18, 2006

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional

JPMorgan Strategic Small Cap Value Fund	A, C, Select

JPMorgan Tax Aware Core Equity Fund	Select

JPMorgan Tax Aware Disciplined Equity Fund	Institutional

JPMorgan Tax Aware Diversified Equity Fund	Select

JPMorgan Tax Aware Enhanced Income Fund	A, Select, Institutional

JPMorgan Tax Aware International Fund	Select

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional

JPMorgan Tax Aware Large Cap Growth Fund	Select

JPMorgan Tax Aware Large Cap Value Fund	Select

JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional

JPMorgan Tax Aware Short-Intermediate Income Fund	Select, Institutional

JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, Ultra, R

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, Institutional, R

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of May 18, 2006

JPMorgan U.S. Small Company Fund	Select, Institutional

JPMorgan Value Advantage Fund	A, C, Select, Institutional

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency,Premier, Morgan, Reserve

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Select, Cash Management

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

B-4